UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2015 (August 3, 2015)

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2    Financial Information
Item 2.01    Completion of Acquisition or Disposition of Assets

Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent divestiture of one such business.

CamelBak Products, LLC

On July 24, 2015, Vista Outdoor Inc., a Delaware corporation (“Buyer”), entered into a stock purchase agreement (the “CamelBak Purchase Agreement”) with CBAC Holdings, LLC, a Delaware limited liability company and a majority owned subsidiary of the Company (“CBAC”), and CamelBak Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of CBAC (“CamelBak Acquisition Corp.”), pursuant to which Buyer agreed to acquire all of the issued and outstanding capital stock of CamelBak Acquisition Corp., the parent of the operating entity, CamelBak Products, LLC (“CamelBak”).

On August 3, 2015, the Buyer completed the acquisition of all the issued and outstanding capital stock of CamelBak Acquisition Corp. pursuant to the CamelBak Purchase Agreement (the “Transaction”). The sale price for the Transaction was based on a total enterprise value for CamelBak of $412.5 million plus approximately $14.1 million of estimated cash and working capital adjustments. Acquisition-related costs were approximately $2.9 million. After the allocation of the adjusted sale price to CBAC’s non-controlling equityholders and the payment of all expenses, total proceeds to CODI from the Transaction were $367.8 million, including the repayment of approximately $99.3 million in inter-company loans. CODI expects to record a gain on the sale of CamelBak ranging between $150 million and $170 million.

The foregoing brief description of the CamelBak Purchase Agreement is not meant to be exhaustive and is qualified in its entirety by the full text of the CamelBak Purchase Agreement, which is incorporated herein by reference to Exhibit 99.1 to CODI’s Current Report on Form 8-K filed on July 27, 2015.

Section 8    Other Events
Item 8.01    Other Events

On August 3, 2015, CODI issued a Press Release announcing the closing of the CamelBak sale. The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the Press Release furnished as Exhibit 99.2 hereto, which is hereby incorporated by reference herein.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

(b)     Pro Forma Financial Information.
The unaudited condensed consolidated pro forma balance sheet of Compass Diversified Holdings at June 30, 2015 and notes thereto and the unaudited condensed consolidated pro forma statements of operations for the years ended December 31, 2012, 2013 and 2014 and the six months ended June 30, 2015 and notes thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein.

d)    Exhibits

The following exhibits are furnished herewith:

Exhibit	Description
99.1
Unaudited Condensed Consolidated Pro Forma Balance Sheet of Compass Diversified Holdings at June 30, 2015 and notes thereto and Unaudited Condensed Consolidated Pro Forma Statements of Operations for the years ended December 31, 2012, 2013 and 2014 and the six months ended June 30, 2015 and notes thereto

99.2	Press Release of the Company dated August 3, 2015 announcing the the sale of CamelBak Products, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2015	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2015	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer